UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (352) 377-1140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 7, 2010, Exactech, Inc., a Florida corporation (the “Company”), entered into a Deferred Prosecution Agreement (the “DPA”) with the United States Attorney’s Office for the District of New Jersey (the “USAO”), a civil Settlement Agreement (the “Settlement Agreement”) with the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, and a Corporate Integrity Agreement (the “CIA”) with the Office of the Inspector General of the United States Department of Health and Human Services. The foregoing agreements resolve the investigation commenced by the USAO in December 2007 into the Company’s consulting arrangements with orthopaedic surgeons relating to the Company’s hip and knee products in the United States (the “Subject Matter”).

As set forth in the DPA, the USAO specifically acknowledges that it does not allege that the Company’s conduct adversely affected patient health or patient care.

Pursuant to the DPA, the USAO has agreed not to prosecute the Company in connection with the Subject Matter provided that the Company complies with its obligations under the DPA during its 12 month term. Additionally, pursuant to the DPA, an independent monitor will review and evaluate the Company’s compliance with its obligations under the DPA.

Pursuant to the Settlement Agreement, the Company has agreed to settle civil and administrative claims relating to the Subject Matter for a payment of $2,991,889, without any admission by the Company.

The CIA acknowledges the existence of the Company’s corporate compliance program and provides for certain other compliance-related obligations of the Company during the CIA’s five-year term.

The foregoing description of the DPA, the Settlement Agreement and the CIA is only a summary and is qualified in its entirety by reference to the full text of the DPA, the Settlement Agreement and the CIA, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 7, 2010, Exactech issued a press release announcing its entry into the DPA, the Settlement Agreement and the CIA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Deferred Prosecution Agreement, dated December 7, 2010, between Exactech, Inc. and the United States Attorney’s Office for the District of New Jersey.

10.2	Settlement Agreement, dated December 7, 2010, between Exactech, Inc. and with the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services.

10.3	Corporate Integrity Agreement, dated December 7, 2010, between Exactech, Inc. and the Office of Inspector General of the Department of Health and Human Services.

99.1	Press Release, dated December 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date: December 8, 2010	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Deferred Prosecution Agreement, dated December 7, 2010, between Exactech, Inc. and the United States Attorney’s Office for the District of New Jersey.

10.2	Settlement Agreement, dated December 7, 2010, between Exactech, Inc. and with the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services.

10.3	Corporate Integrity Agreement, dated December 7, 2010, between Exactech, Inc. and the Office of Inspector General of the Department of Health and Human Services.

99.1	Press Release, dated December 7, 2010.